(DGPF3)


                                                                      PROSPECTUS
                                                                     MAY 1, 1997

                       DELAWARE GROUP PREMIUM FUND, INC.
                  1818 Market Street, Philadelphia, PA  19103


      Delaware Group Premium Fund, Inc. (fund) is an open-end management investment company which is intended to meet a wide range of investment objectives with its various separate Portfolios. Each Portfolio (series) is in effect a separate fund issuing its own shares. The shares of the fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the series are described below. See Investment objectives and policies. Although each series will constantly strive to attain its objective, there can be no assurance that it will be attained.

      This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the fund's registration statement), dated May 1, 1997, as it may be amended from time to time, contains additional information about the fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling 1-800-523-1918. The series' financial statements appear in the fund's Annual Report, which will accompany any response to requests for Part B.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

(DGPF3)


      EQUITY/INCOME Series--seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This series has the same objective and investment disciplines as Decatur Total Return Fund of Delaware Group Equity Funds II, Inc., a separate Delaware Group fund, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the series' objective.

      EMERGING GROWTH SERIES--seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This series has the same objective and investment disciplines as Delaware Group Trend Fund, Inc., a separate Delaware Group fund.

      GLOBAL BOND SERIES--seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This series is a global fund, as such, at least 65% of the series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

(DGPF3)


TABLE OF CONTENTS

Cover page  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Summary information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Investment objectives and policies  . . . . . . . . . . . . . . . . . . . . . .
    Introduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Equity/Income Series  . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Emerging Growth Series  . . . . . . . . . . . . . . . . . . . . . . . . . .
    Global Bond Series  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Purchase and redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Dividends and distributions . . . . . . . . . . . . . . . . . . . . . . . . . .
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Calculation of offering price and net asset value per share . . . . . . . . . .
Management of the fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Performance information . . . . . . . . . . . . . . . . . . . . . . . . . .
    Distribution and service  . . . . . . . . . . . . . . . . . . . . . . . . .
    Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Description of fund shares  . . . . . . . . . . . . . . . . . . . . . . . .
Other considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(DGPF3)


SUMMARY INFORMATION

CAPITALIZATION
      The fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share, with fifty million shares allocated to each of the fund's series. See Description of fund shares under Management of the fund.

INVESTMENT MANAGERS
      Delaware Management Company, Inc. ("Delaware Management") furnishes investment management services to the Equity/Income and Emerging Growth Series, subject to the supervision and direction of the fund's Board of Directors. Under the Investment Management Agreement between Delaware Management and these series, the annual compensation paid to Delaware Management is equal to, respectively, 0.60% and 0.75% of the average daily net assets of the series, less, in the case of the Equity/Income Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the fund. Delaware Management has elected voluntarily to waive its management fee and to reimburse the respective series to the extent necessary to maintain a limit on the total operating expenses of each series for a limited period. See Management of the fund.

      Delaware International Advisers Ltd. ("Delaware International") furnishes investment management services to the Global Bond Series, subject to the supervision and direction of the fund's Board of Directors. Under the Investment Management Agreement between the series and Delaware International, the annual compensation paid to Delaware International is equal to 0.75% of the series' average daily net assets. Delaware International has elected voluntarily to waive its management fee and to reimburse the Global Bond Series to the extent necessary to maintain a limit on the total operating expenses of this series for a limited period. See Management of the fund.

INVESTMENT OBJECTIVES AND POLICIES
      Each series has a different investment objective and seeks to achieve its objective by pursuing different investment strategies. See Cover page of this Prospectus and Investment objectives and policies.

OPEN-END INVESTMENT COMPANY
      The fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. With the exception of the Global Bond Series, each series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). The Global Bond Series operates as a nondiversified fund as defined by the 1940 Act.

PURCHASE AND REDEMPTION
      Shares of the series are sold only to separate accounts of life insurance companies. Purchases and redemptions are made at the net asset value calculated after receipt of the purchase or redemption order. None of the series nor Delaware Distributors, L.P. (the "Distributor"), assesses a charge for purchases or redemptions. See Purchase and redemption.

(DGPF3)


SPECIAL CONSIDERATIONS AND RISK FACTORS
      Prospective investors should consider a number of factors depending upon the series in which they propose to invest:

      1. The Global Bond Series will invest at least 65% of its assets in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The Equity/Income and Emerging Growth Series may also invest a portion of their assets in securities of such issuers and companies. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts in connection with transactions in such securities involve certain considerations comprising both risk and opportunity not typically associated with investing in the securities of United States companies and issuers. See Foreign securities and foreign currency transactions and Special risk considerations under Other considerations.

      2. Each series has the right to engage in certain options transactions for hedging purposes to counterbalance portfolio volatility. The series do not engage in such activities for speculative purposes, but there are certain risks associated with the use of options which a prospective investor should consider. See Options under Other considerations.

      3. The Emerging Growth and Global Bond Series also may engage in certain hedging transactions involving futures contracts and options on such contracts, and in connection with such activities will maintain certain collateral in special accounts established with or on behalf of futures commission merchants in the care of the fund's custodian bank. While the series do not engage in such transactions for speculative purposes, there are risks which result from the use of these instruments which an investor should consider. The fund is not registered as a commodity pool operator nor is Delaware International or Delaware Management registered as commodities trading advisers in reliance upon various exemptive rules. See Futures contracts and options on futures contracts under Other considerations.

      4. The Global Bond Series may invest in interest rate swaps for hedging purposes which could subject the series to increased risks. See Interest rate swaps under Global Bond Series - Investment strategy and Special risk considerations under Other considerations.

      5. While the Global Bond Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"), the series will not be diversified under the 1940 Act. Thus, while at least 50% of the series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

(DGPF3)



FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Premium Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about each Series' performance is contained in the fund's Annual Report to shareholders. A copy of the fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the fund upon request at no charge.

DGPF3-CHT


                                                                                      EQUITY/INCOME SERIES
                                             --------------------------------------------------------------------------------------
                                                                                                                          7/28/88(1)
                                                                          YEAR ENDED                                       THROUGH
                                    12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91  12/31/90   12/31/89   12/31/88
Net Asset Value, Beginning
 of Period  . . . . . . . . . . .   $14.8300   $11.4800   $12.5100   $11.2200   $10.7500   $9.2400   $11.4000   $10.1600  $10.0000


INCOME FROM INVESTMENT OPERATIONS
---------------------------------

Net Investment Income . . . . . .     0.3771     0.4155     0.4121     0.4341     0.4155    0.4502     0.4489     0.2813     0.0934
Net Gains (Losses) on Securities
  (both realized and unrealized). .   2.3979     3.5745    (0.4221)    1.2659     0.5045    1.5498    (1.9189)    1.0337     0.0666
                                    --------   --------   --------   --------   --------   --------  --------   --------   --------
  Total From Investment
    Operations  . . . . . . . . .     2.7750     3.9900    (0.0100)    1.7000     0.9200     2.0000   (1.4700)    1.3150     0.1600
                                    --------   --------   --------   --------   --------   --------  --------   --------   --------

LESS DISTRIBUTIONS
------------------

Dividends (from net investment
  income) . . . . . . . . . . . .    (0.4200)   (0.4300)   (0.4200)   (0.4100)   (0.4500)   (0.4900)   (0.5600)   (0.0750)   none
                                    --------   --------   --------   --------   --------   --------   --------   --------  --------

Distributions (from capital
  gains)  . . . . . . . . . . . .    (1.2050)   (0.2100)   (0.6000)    none       none       none      (0.1300)    none       none
Returns of Capital  . . . . . . .      none       none      none       none       none       none       none       none       none
                                    --------   --------   --------   --------   --------   --------  --------   --------   --------
  Total Distributions . . . . . .    (1.6250)   (0.6400)   (1.0200)   (0.4100)   (0.4500)   (0.4900)  (0.6900)   (0.0750)     none
                                    --------   --------   --------   --------   --------   --------  --------   --------   --------

Net Asset Value, End of
  Period  . . . . . . . . . . . .   $15.9800   $14.8300   $11.4800   $12.5100   $11.2200   $10.7500   $9.2400   $11.4000   $10.1600
                                    ========   ========   ========   ========   ========   ========   =======   ========   ========

---------------------------------

TOTAL RETURN(2) . . . . . . . . .      20.72%     36.12%     (0.20%)   15.45%(3)    8.82%(3)  22.32%   (13.31%)    13.04%      3.77%

---------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period
  (000's omitted) . . . . . . . .   $166,647   $109,003    $72,725    $65,519    $38,278   $34,840    $29,598     $12,959    $1,873
Ratio of Expenses to Average
  Net Assets. . . . . . . . . . .       0.67%      0.69%      0.71%      0.75%      0.79%     0.85%      0.96%       1.31%     2.00%
Ratio of Expenses to Average
  Net Assets prior to Expense
  Limitation. . . . . . . . . . .       0.67%      0.69%      0.71%      0.76%      0.81%     0.85%      0.96%       1.31%     2.00%
Ratio of Net Investment Income
  to Average Net Assets . . . . .       2.66%      3.24%      3.63%      3.95%      3.86%     4.46%      5.80%       5.06%     6.40%
Ratio of Net Investment
  Income to Average Net
  Assets prior to Expense
  Limitation. . . . . . . . . . .       2.66%      3.24%      3.63%      3.94%      3.84%     4.46%      5.80%       5.06%     6.40%
Portfolio Turnover Rate . . . . .         81%        85%        91%        67%        72%       79%        34%         26%      ---
Average Commission Rate Paid. . .      $0.06        N/A        N/A        N/A        N/A        N/A       N/A         N/A       N/A


_____________________________
(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

DGPF3-CHT


                                                                   EMERGING GROWTH SERIES                     GLOBAL BOND SERIES
                                                   ---------------------------------------------------        ------------------
                                                                                           12/27/93(1)             5/2/96(2)
                                                              YEAR ENDED                     THROUGH               THROUGH
                                                   12/31/96    12/31/95   12/31/94           12/31/93              12/31/96
                                                   --------    --------   --------         -----------             --------
Net Asset Value, Beginning of Period  . .          $14.0200    $10.1600   $10.2000           $10.0000             $10.0000

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income . . . . . . . . . .            0.0500      0.0976     0.0791             none                 0.3390
Net Gains (Losses) on Securities
       (both realized and unrealized)   .            1.3800      3.8524    (0.1191)            0.2000               0.8310
                                                     ------      ------    --------          --------             --------
  Total From Investment Operations  . . .            1.4300      3.9500    (0.0400)            0.2000               1.1700
                                                     ------      ------    --------          --------             --------

LESS DISTRIBUTIONS
------------------
Dividends (from net investment income)  .           (0.0900)    (0.0900)     none              none               (0.2100)
Distributions (from capital gains)  . . .           (0.8000)      none       none              none                 none
Returns of Capital  . . . . . . . . . . .             none        none       none              none                 none
                                                      ----        ----       ----              ----                 ----
  Total Distributions   . . . . . . . . .           (0.8900)    (0.0900)     none              none               (0.2100)
                                                   --------    --------      ----              ----              --------

Net Asset Value, End of Period  . . . . .          $14.5600    $14.0200   $10.1600           $10.2000            $10.9600
                                                   ========    ========   ========           ========            ========


-------------------------------------

TOTAL RETURN(3) . . . . . . . . . . . . .             11.00%(4)   39.21%(4)  (0.39%)(4)          2.00%(4)            11.79%(4)
---------------

---------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------

Net Assets, End of Period (000's omitted). . . .    $56,423     $20,510    $ 7,087               $204               $9,471
Ratio of Expenses to Average Net Assets  . . . .       0.80%       0.80%      0.80%                (5)                0.80%
Ratio of Expenses to Average Net Assets
  prior to Expense Limitation  . . . . . . . . .       0.92%       0.96%      1.47%                (5)                1.19%
Ratio of Net Investment Income to Average
  Net Assets . . . . . . . . . . . . . . . . . .       0.56%       1.03%      1.63%                (5)                6.51%
Ratio of Net Investment Income to Average Net
  Assets prior to Expense Limitation . . . . . .       0.44%       0.87%      0.96%                (5)                6.12%
Portfolio Turnover Rate  . . . . . . . . . . . .        112%         76%        59%                (5)                  56%
Average Commission Rate Paid . . . . . . . . . .    $  0.06         N/A        N/A                N/A                  N/A


_____________________________
(1) Date of initial public offering; total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(3) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(4) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(5) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that
         such ratios are not meaningful due to the     limited net assets of
         this series.

(DGPF3)


INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION
      The fund, a corporation organized in Maryland on February 19, 1987, is an open-end management investment company offering various series of shares. The Equity/Income Series commenced operations on July 28, 1988. The Emerging Growth Series commenced operations on December 27, 1993. The Global Bond Series was first publicly offered on May 1, 1996.

      Each series' investment objective is a fundamental policy and cannot be changed without approval by the holders of a "majority" of that series' outstanding shares, as defined in the 1940 Act. Although each series will constantly strive to attain its objective, there can be no assurance that it will be attained. In addition to the objective and investment techniques described below for each series, see Other considerations for investment techniques available to various series of the fund. Part B provides more information on the series' investment policies and restrictions.

EQUITY/INCOME SERIES
      The objective of the Equity/Income Series is to seek to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. The series seeks to provide shareholders with a current return while allowing them to participate in the capital gains potential associated with equity investments.

INVESTMENT STRATEGY
      The series generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities having a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.

      All available types of appropriate securities are under continuous study. The series may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions. In seeking to obtain its objective, the series may hold securities for any period of time. For temporary, defensive purposes, the series may hold a substantial portion of its assets in cash or short-term obligations.

      Income-producing convertible securities include preferred stock and debentures that pay a stated or variable interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the series to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates, as well as factors affecting the market value of the underlying common stock.

      The series may be suitable for the patient investor interested in long-term growth. The investor should be willing to accept the risks associated with investments in common stocks and income-producing securities, including those that are convertible into common stocks. The series is suitable for investors who want a current return with the possibility of capital appreciation. Naturally, the series cannot assure a specific rate of return or that principal will be protected. The value of the series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the series will strive to achieve its objective of long-term growth through both income and capital appreciation without undue risk to principal.

(DGPF3)


EMERGING GROWTH SERIES

INVESTMENT STRATEGY
      The objective of the series is long-term capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of Delaware Management, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.

      The series will seek to identify changing and dominant trends within the economy, the political arena and our society. The series will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.

      In investing for capital appreciation, the series may hold securities for any period of time. The series may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. The series may also invest in foreign securities.

      The series may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration.

      Income is not an objective of the series. However, should the market warrant a temporary defensive approach, the series may also invest in cash equivalents, and fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds.

      Although the series will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the series may not be changed without shareholder approval. Part B provides more information on the series' investment policies and restrictions.

      The series may be suitable for the patient investor interested in long-term capital appreciation. The prices of common stock, especially those of smaller companies, tend to fluctuate, particularly in the short-term. The investor should be willing to accept the risks associated with investments in growth-oriented securities, some of which may be speculative and subject the series to an additional risk.

      Net asset value may fluctuate in response to market conditions and, as a result, the series is not appropriate for a short-term investor.

      This series is designed primarily for capital appreciation. Providing current income is not an objective of the series. Any income produced is expected to be minimal. An investor should not consider a purchase of series shares as equivalent to a complete investment program.

      For hedging purposes, the series may engage in options activity and enter into futures contracts and options on futures contracts. For a discussion on these instruments, see Options and Futures contracts and options on futures contracts under Other considerations.

(DGPF3)


GLOBAL BOND SERIES
      The objective of the Global Bond Series is to achieve current income consistent with the preservation of investors' principal. The fund seeks to achieve this objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The series is a global fund. Under normal circumstances, at least 65% of the series' assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The series may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the ECU. For purposes of the 1940 Act, the Global Bond Series will operate as a nondiversified fund.

INVESTMENT STRATEGY
      The series will attempt to achieve its objective by investing at least 65% of its assets in a broad range of fixed-income securities, including foreign and U.S. government securities and debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's Investors Service, Inc. ("Moody's"), or if unrated, are deemed to be of comparable quality by Delaware International. The series may also invest in zero coupon bonds and in the debt securities of supranational entities denominated in any currency. Generally, the value of fixed-income securities moves inversely to the movement of market interest rates. The value of the series' portfolio securities and, thus, an investor's shares will be affected by changes in such rates.

      Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. See Zero coupon bonds and Pay-in-kind bonds under Other considerations. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank. For increased safety, the series currently anticipates that a large percentage of its assets will be invested in U.S. and foreign government securities and securities of supranational entities.

      With respect to U.S. government securities, the series may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. Direct obligations of the U.S. government which are available for purchase by the series include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These obligations differ mainly in interest rates, maturities and dates of issuance. Agencies whose obligations are backed by the full faith and credit of the United States include the Farmers Home Administration, Federal Financing Bank and others.

      With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the series will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined by Delaware International to be of comparable quality.

      From time to time, the series may find opportunities to pursue its objective outside of the fixed-income markets, but in no event will such investments exceed 5% of the series' net assets.

(DGPF3)


      The series may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the series may purchase securities of issuers in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which the series may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries. Any investment the series may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

      The series may invest in restricted securities, including Rule 144A Securities. See Liquidity and Rule 144A securities under Other considerations. The series may invest no more than 10% of the value of its net assets in illiquid securities. The series will not concentrate its investments in any particular industry, which means that it will not invest 25% or more of its total assets in any one industry.

      It is anticipated that the average weighted maturity of the portfolio will be in the five-to-ten year range. If, however, Delaware International anticipates a declining interest rate environment, the average weighted maturity may be extended past ten years. Conversely, if Delaware International anticipates a rising rate environment, the average weighted maturity may be shortened to less than five years.

INTEREST RATE SWAPS
      In order to attempt to protect the series' investments from interest rate fluctuations, the series may engage in interest rate swaps. The series intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the series with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the series holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the series from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

      The series may enter into interest rate swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for non-speculative purposes and not for the purpose of leveraging the series' investments, Delaware International and the series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the series' obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian Bank. If the series enters into an interest rate swap on other than a net basis, the series would maintain a segregated account in the full amount accrued on a daily basis of the series' obligations with respect to the swap. See Foreign securities and foreign currency transactions and Special risk considerations under Other considerations, below.

(DGPF3)


PURCHASE AND REDEMPTION

      Shares are sold only to separate accounts of life companies at net asset value. (See Calculation of offering price and net asset value per share.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Contract owners do not deal directly with the fund with respect to the acquisition or redemption of fund shares.

(DGPF3)


DIVIDENDS AND DISTRIBUTIONS

      Dividends for the Global Bond Series are declared and paid monthly on the last business day of every month. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The fund's fiscal year ends on December 31.

      For the Equity/Income Series, the fund will make payments from the series' net investment income quarterly. Distributions from the series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

      For the Emerging Growth Series, the fund will make payments from the series' net investment income and net realized securities profits, if any, twice a year.

      All dividends and distributions are automatically reinvested in additional series shares.

(DGPF3)


TAXES

      The fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, the fund will not be subject to federal income tax to the extent its earnings are distributed. The fund intends to distribute substantially all of the respective series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the fund will inform shareholders of the amount and nature of such income or gains.

(DGPF3)


CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

      The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

      A series' NAV per share is computed by adding the value of all securities and other assets in that series' portfolio, deducting any liabilities of that series (expenses and fees are accrued daily) and dividing by the number of that series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the 1933 Act. In determining each series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments) are priced at fair value by an independent pricing service using methods approved by the fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the fund's Board of Directors.

      The Global Bond Series' portfolio may be comprised primarily of foreign securities. From time to time, those securities may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as Saturday). As a result, the NAV of that series may be significantly affected by such trading on days when shareholders have no access to that series. To the extent other series hold foreign securities which are so listed, the net asset value of those series also could be affected by trading on days when shareholders have no access to those series.

(DGPF3)


MANAGEMENT OF THE FUND

DIRECTORS
      The business and affairs of the fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGERS
      Delaware Management furnishes investment management services to the Equity/Income and Emerging Growth Series. Delaware International, an affiliate of Delaware Management, furnishes investment management services to the Global Bond Series.

      Delaware Management and its predecessors have been managing the funds in the Delaware Group since 1938. On December 31, 1996, Delaware Management and its affiliates within the Delaware Group, including Delaware International, were supervising in the aggregate more than $31 billion in assets in the various institutional or separately managed (approximately $20,047,798,000) and investment company (approximately $11,881,459,000) accounts.

      Delaware Management is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware International is also controlled by DMH through several subsidiaries. On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Except for the Global Bond Series which was not yet in existence, in connection with the merger, new Investment Management Agreements between the fund on behalf of each series and its investment manager were executed following shareholder approval. Delaware Management's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Delaware International's address is Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ.

      Delaware Management manages the Equity/Income and Emerging Growth Series' portfolios and makes investment decisions which are implemented by the fund's Trading Department. For these services, Delaware Management is paid an annual fee equal to 0.75% of the average daily net assets of the Emerging Growth Series and 0.60% of the Equity/Income Series' average daily net assets, less, in the case of the Equity/Income Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the fund. The investment management fee incurred by the Equity/Income and Emerging Growth Series for the fiscal year ended December 31, 1996 was 0.60% and 0.75%, respectively, of average daily net assets. After considering the waiver of fees by Delaware Management, as described under the caption Expenses, the investment management fee paid by the Equity/Income and Emerging Growth Series was 0.60% and 0.62%, respectively, of average daily net assets.

      Delaware International manages the Global Bond Series' portfolio and implements investment decisions on behalf of the series. For these services, Delaware International is paid an annual fee equal to 0.75% of the average daily net assets of the Global Bond Series. The investment management fee incurred by the Global Bond Series for the period May 2, 1996 (date of initial public offering) through December 31, 1996 was 0.75% (annualized) of average daily net assets. After considering the waiver of fees by Delaware International, as described under the caption Expenses, the investment management fee paid by the Global Bond Series was 0.36% (annualized) of average daily net assets.

(DGPF3)


      John B. Fields has primary responsibility for making day-to-day investment decisions for the Equity/Income Series. He has been the Senior Portfolio Manager of this series since 1992. Mr. Fields, who has 25 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining the Delaware Group in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society.

      In making investment decisions for the Equity/Income Series, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard G. Unruh, Jr. Mr. Stork, Chairman of Delaware Management and the fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the fund in 1994. He is also a member of the Board of Directors of the Delaware Management and Delaware International was named an Executive Vice President of Delaware Management in 1994.

      Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Emerging Growth Series. Mr. Frey has been Vice President/Senior Portfolio Manager of the series since March 1997 and was Co-Manager from June 1996 to March 1997. Mr. Frey has 20 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining the Delaware Group in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

      In making investment decisions for the series, Mr. Frey regularly consults with Wayne A. Stork, Marshall T. Bassett, William H. Miller, Judith R. Finger, John A. Heffern and Lori Wachs. Marshall T. Bassett, Vice President, joined Delaware in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University. Mr. Miller is a Vice President/Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood. Ms. Finger is a Vice President/Assistant Portfolio Manager. She joined the Delaware Group in 1995 from the New York-based Fred Alger Management, where she was an equity analyst for three years. Prior to that, she held positions with Chemical Bank and Dun & Bradstreet, in mergers and acquisitions. She earned her BA in Finance from the University of Pennsylvania and her MBA in Finance & Accounting from the University of Chicago. John A. Heffern, Vice President, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental studies.

(DGPF3)


      Ian G. Sims and Christopher Moth have primary responsibility for making day-to-day investment decisions for the Global Bond Series. He has been the senior portfolio manager for this series since its inception. Mr. Sims is a graduate of the University of Newcastle-Upon-Tyne. He joined Delaware International in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Advisers Ltd. Mr. Moth became Co-Manager of the Series in January 1997. Mr. Moth is a graduate of The City University London. Mr. Moth joined Delaware in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance & Investment from the Institute of Actuaries in London.

      In making investment decisions for the Global Bond Series, Mr. Sims and Mr. Moth regularly consult with Hywel Morgan. Mr. Morgan was educated at the University of Wales and was subsequently an Economics Lecturer at Dundee University. Prior to joining Delaware International, he was Associate Director of the international fixed-income department and head of the credit review committee at Hill Samuel Investment Management responsible for over $500 million in multi-currency fixed interest accounts. His prior experience included working as an economic adviser for Credit Suisse and the Economic Intelligence Unit. Mr. Morgan started his business career as a Corporate Economist & Strategist at Ford of Europe and Esso Petroleum.

PORTFOLIO TRADING PRACTICES
      The series normally will not invest for short-term trading purposes. However, the series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the series. Given the respective series' investment objectives, the annual portfolio turnover rates are not expected to exceed 100% for the Equity/Income and Global Bond Series, but may exceed 100% for the Emerging Growth Series.

      The portfolio turnover rates for the Equity/Income and Emerging Growth Series for the fiscal years ended December 31, 1995 and 1996 were as follows:
Equity/Income Series -- 85% and 81%, respectively, and Emerging Growth Series -- 76% and 112%, respectively. The annualized portfolio turnover rate for the Global Bond Series for the period May 2, 1996 (date of initial public offering) through December 31, 1996 was 56%.

      Best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the respective investment manager or their respective advisory clients. These services may be used by the respective investment manager in servicing any of their respective accounts. Subject to best price and execution, the respective investment manager may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

PERFORMANCE INFORMATION
      From time to time, the fund may quote each series' total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of series, if applicable) periods. The fund may also advertise aggregate and average total return information concerning the series over additional periods of time.

(DGPF3)


      From time to time, the fund may also quote the Global Bond Series' yield or total return performance in advertising and other types of literature. The current yield for the series will be calculated by dividing the annualized net investment income earned by the series during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

      Because securities' prices fluctuate, investment results of the series will fluctuate and past performance should not be considered as a representation of future results.

DISTRIBUTION AND SERVICE
      The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the fund's national distributor under Distribution Agreements dated April 3, 1995 for the Equity/Income and Emerging Growth Series. The Global Bond Series' Distribution Agreement is dated as of May 1, 1996. The Distributor bears all of the costs of promotion and distribution.

      Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for each series under the Amended and Restated Shareholders Services Agreement dated May 1, 1997. The Transfer Agent also provides accounting services to the fund pursuant to the terms of a separate Fund Accounting Agreement. The directors of the fund annually review service fees paid to the Transfer Agent.

      The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.

EXPENSES
      Each series is responsible for all of its own expenses other than those borne by the respective investment manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements.

      With respect to the Equity/Income Series, Delaware Management elected voluntarily to waive its fee and pay the expenses of this series to the extent that the series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of the series' average daily net assets for the period July 1, 1992 through June 30, 1993. This waiver has been extended through June 30, 1997. For the fiscal year ended December 31, 1996, the Equity/Income Series' ratio of expenses to average daily net assets was 0.67%.

      In connection with the Emerging Growth Series, Delaware Management elected voluntarily to waive its fee and pay the expenses of the series to the extent that the series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets for the period from commencement of the public offering for the series through June 30, 1994. This waiver has been extended through June 30, 1997. For the year ended December 31, 1996, the Emerging Growth Series' ratio of expenses to average daily net assets was 0.80%, reflecting the waiver and payment described in the paragraph.

      With respect to the Global Bond Series, Delaware International elected voluntarily to waive its fee and pay the expenses of the series to the extent that the series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets

(DGPF3)


for the period from commencement of the public offering through June 30, 1996. This waiver has been extended through June 30, 1997. The ratio of expenses to average daily net assets is expected to equal 0.80% of average daily net assets for the Global Bond Series, reflecting the waiver of fees.

DESCRIPTION OF FUND SHARES
      Shares of the fund are sold only to separate accounts of life companies. Currently, the shares of the fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of First Allmerica Financial Life Insurance Company and Separate Accounts VA-K, VEL, VEL II and Inheiritage of Allmerica Financial Life Insurance and Annuity Company. In the future, shares of the fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.

      As a series type of mutual fund, the fund issues separate classes or series of stock. Additional series may be established in the future. An interest in the fund is limited to the assets of the particular series in which shares are held, and shareholders of each series are entitled to a pro-rata share of all dividends and distributions arising from an investment in such series.

      The fund was organized as a Maryland corporation on February 19, 1987. The authorized capital stock of the fund consists of one billion shares of common stock, $.01 par value. Each of the series is currently allocated fifty million shares. The fund may establish additional series and may allocate its shares either to such new classes or to any of the existing series.

      Each series' shares have equal voting rights and are equal in all other respects. Each series will vote separately on any matter which affects only that series. Shareholders get one vote for each share held; fractional shares are voted. The fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shares of each series will have a priority over shares of any other series of the fund in the assets and income of that series.

      Because of current federal securities law requirements, the fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectuses for the separate accounts which invest in the fund, the voting instructions received from contract owners may be disregarded.

(DGPF3)


OTHER CONSIDERATIONS

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES
      Consistent with their respective objectives, each series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by the series is generally between 30 and 45 days. During the time between the commitment and settlement, the series do not accrue interest, but the market value of the bonds may fluctuate. This can result in a series' share value increasing or decreasing. The series will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If a series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.

FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
      As noted above, the Global Bond Series will invest at least 65% of its assets in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The Equity/Income and Emerging Growth Series may invest up to 25% of its assets in securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income outside the United States. In connection with investments in foreign securities, a series may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A series will engage in these foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Investing in foreign securities and, in conjunction therewith, engaging in foreign currency transactions present special considerations not presented by investments in securities issued by United States companies. See Special risk considerations for a discussion of these considerations.

OPTIONS
      To achieve the series objectives, the series intend to use certain hedging techniques which might not be conveniently available to individuals.

      These techniques will be used at the respective investment manager's discretion to protect a series' principal value.

      The series may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which they may invest. The Global Bond Series may also purchase call options and enter into related closing transactions. In purchasing put and call options, the premium paid by the series, plus any transaction costs, will reduce any benefit realized by the series upon exercise of the option.

            Purchasing a put option gives a series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the series can be protected should the market value of the security decline. However, the series must pay a premium for this right, whether it exercises it or not.

      Writing a covered call option obligates a series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the series receives premium income, which may offset the cost of purchasing

(DGPF3)


put options. However, the series may lose the potential market appreciation of the security if the respective investment manager's judgment is wrong and interest rates fall or stock prices rise.

      A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.

      Closing transactions essentially let a series offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.

      The Equity/Income and Emerging Growth Series will use Exchange-traded options, but reserve the right to use over-the-counter options upon written notice to shareholders. The Global Bond Series may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Global Bond Series will only invest in such options to the extent consistent with its 10% limit on investments in illiquid securities.

      The Emerging Growth and Global Bond Series also may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The Global Bond Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. No series will engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of, as the case may be, the Emerging Growth or Global Bond Series.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
      For hedging purposes, the Emerging Growth and Global Bond Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, the Global Bond Series may enter into futures transactions relating to foreign currency.

      A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash

(DGPF3)


equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with or on behalf of the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

      A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

      A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

      The Emerging Growth and Global Bond Series may also purchase and write options on the types of futures contracts that series could invest in.

      A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by a series is exercised, the series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

(DGPF3)


      A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

      To the extent that interest or exchange rates or securities prices move in an unexpected direction, the series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the series from closing out its positions relating to futures.

BORROWINGS
      Each series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The series will not borrow money in excess of one-third of the value of their net assets. See Part B for additional possible restrictions on borrowing. The series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of their borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Except for the Global Bond Series, no series will pledge more than 15% of their net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. The Global Bond Series will not pledge more than 10% of its net assets or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the series has an outstanding borrowing.

REPURCHASE AGREEMENTS
      The series may also use repurchase agreements which are at least 100% collateralized by U.S. government securities except that the Global Bond Series may accept as collateral any securities in which such series may invest. Each series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by the respective investment manager under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a security and the seller agrees to repurchase the security at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the series could experience delays and expenses in liquidating the underlying securities.

      The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. Each series

(DGPF3)


may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
      Each series may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the series.

      The major risk to which a series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a series will only enter into loan arrangements after a review of all pertinent facts by the respective investment manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment manager.

LIQUIDITY AND RULE 144A SECURITIES
      In order to assure that each series has sufficient liquidity, as a matter of fundamental policy, no series may invest more than 10% of its net assets in illiquid assets. For the Equity/Income Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to the Emerging Growth and Global Bond Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

      While maintaining oversight, the Board of Directors has delegated to the respective investment manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets. The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

      If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Emerging Growth or Global Bond Series' holdings of illiquid securities exceed the series' 10% limit on investment in such securities, the respective manager will determine what action shall be taken to ensure that the series continues to adhere to such limitation.

SPECIAL RISK CONSIDERATIONS
      Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in a series, nor can there be any assurance that the series investment objective will be attained.

(DGPF3)


      The Global Bond Series has the right to purchase securities in any foreign country, developed and underdeveloped, or emerging growth countries. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries, there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

      Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

      To the extent that interest or exchange rates or securities prices move in an unexpected direction, a series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the series from closing out its positions relating to futures.

(DGPF3)


      As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a series position, the series may forfeit the entire amount of the premium plus related transaction costs.

      With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

      It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

      The Global Bond Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The series has qualified as a regulated investment company under the Code. Accordingly, during periods when the series receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

      The use of interest rate swaps by the Global Bond Series involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Delaware International is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the series will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the series' risk of loss consists of the net amount of interest payments that the series is contractually entitled to receive.

      While the Global Bond Series intends to seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, it will not be diversified for purposes of the 1940 Act. Thus, while at least 50% of such series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the series' assets. A nondiversified portfolio is

(DGPF3)


believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

                                 *     *     *

      Each series' investment objective, the fund's designation as an open-end investment company, the Equity/Income and Emerging Growth Series' designation as a diversified fund, and each series' policies concerning portfolio lending, borrowing and purchases of illiquid securities may not be changed unless authorized by the vote of a majority of the series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of (a) 67% or more of a series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy; or b) more than 50% of a series' outstanding voting securities. Part B lists other more specific investment restrictions of the series which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected the series' performance during its most recently completed fiscal year appears in the series' Annual Report. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the fund without a shareholder vote.

DIVERSIFICATION
      The fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

      Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the Fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.

      The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

      Each series of the fund will be managed in such a manner as to comply with these diversification requirements.

(SAI-DGPF3/PART B)


                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                     MAY 1, 1997

DELAWARE GROUP


PREMIUM FUND, INC.


1818 Market Street
Philadelphia, PA 19103





TABLE OF CONTENTS

Cover page
Investment objectives and policies
Accounting and tax issues
Performance information

Trading practices and brokerage
Offering price
Dividends and realized securities
         profits distributions
Taxes
Investment management agreements
Officers and directors
General information
Appendix A--Description of ratings
Appendix B
Financial statements

(SAI-DGPF3/PART B)


         Delaware Group Premium Fund, Inc. ("fund") is a diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its separate Portfolios ("series"). Each series is in effect a separate fund issuing its own shares.

         The shares of the fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus of the fund dated May 1, 1997, as it may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the fund's Prospectus. The fund's Prospectus may be obtained by writing or calling your investment dealer or by contacting the series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

(SAI-DGPF3/PART B)


INVESTMENT OBJECTIVES AND POLICIES

       The investment objectives of the series are below. There can be no assurance that the objectives of any series will be realized.

            Equity/Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This series has the same objective and investment disciplines as Decatur Total Return Fund of Delaware Group Equity Funds II, Inc., a separate Delaware Group fund, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the series' objective.

            Emerging Growth Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This series has the same objective and investment disciplines as Delaware Group Trend Fund, Inc., a separate Delaware Group fund.

            Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This series is a global fund, as such, at least 65% of the series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.

(SAI-DGPF3/PART B)


INVESTMENT RESTRICTIONS
       The fund has the following restrictions for each series which may not be amended without approval of a majority of the outstanding voting securities of the affected series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the affected series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. Each series will not:

       1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of Emerging Growth Series and to only 50% of the assets of Global Bond Series.

       2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

       3. Purchase or retain securities of a company which has an officer or director who is an officer or director of the fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

       4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a series' assets. Any such purchase shall be at the customary brokerage commission.

       5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

       6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the series from satisfying margin requirements with respect to futures transactions.

       7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit Emerging Growth Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the series' assets.

       8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount

(SAI-DGPF3/PART B)


of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A series will not pledge more than 15% of its net assets. A series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

     9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each series' investment objective and policies are considered loans and except that each series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

    10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

    11. Invest more than 25% of its total assets in any particular industry, except that a series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

    12. Act as an underwriter of securities of other issuers, except that a series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

       Investment restrictions 2, 3, 7 and 10 above are nonfundamental policies of Global Bond Series. In addition, although not considered a fundamental policy, Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

       In addition, the following investment restrictions of such series may be changed by the Board of Directors:

       Each series will not invest in warrants valued at lower of cost or market exceeding 5% of a series' net assets. Included within that amount, but not to exceed 2% of a series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

       While such series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a series has an outstanding borrowing. The fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase fund shares, each series will not borrow money in excess of 25% of the value of its net assets.

ADDITIONAL INFORMATION ON EMERGING GROWTH AND GLOBAL BOND SERIES

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS--As noted in the Prospectus, each of Emerging Growth and Global Bond Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, Global Bond Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and

(SAI-DGPF3/PART B)


securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

       Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a series' current or intended investments from broad fluctuations in stock or bond prices. For example, a series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

       Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a series' current or intended investments in fixed-income securities. For example, if a series owned long-term bonds and interest rates were expected to increase, that series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that series' cash reserve could then be used to buy long-term bonds on the cash market.

       As noted in the Prospectus, Global Bond Series may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Global Bond Series may sell futures contracts on a foreign currency, for example, when the series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

       Conversely, Global Bond Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the series purchases futures contracts under such circumstances, however, and the price of securities to be acquired

(SAI-DGPF3/PART B)


instead declines as a result of appreciation of the dollar, the series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

       The series may also engage in currency "cross hedging" when, in the opinion of Global Bond Series' investment manager, Delaware International Advisers Ltd. ("Delaware International"), the historical relationship among foreign currencies suggests that the series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

OPTIONS ON FUTURES CONTRACTS--As noted in the Prospectus, each of Emerging Growth and Global Bond Series may purchase and write options on the types of futures contracts that series could invest in.

       The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the series' portfolio. If the futures price at expiration of the option is below the exercise price, a series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a series' will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the series intends to purchase. If a put or call option a series has written is exercised, the series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

       The series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.
For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the series will suffer a loss equal to the price of the call, but the securities which the series intends to purchase may be less expensive.

OPTIONS ON FOREIGN CURRENCIES
       Global Bond Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the series may purchase put options on the foreign currency. If the value of the currency does decline, the series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

(SAI-DGPF3/PART B)


       Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

       The series may write options on foreign currencies for the same types of hedging purposes. For example, where the series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

       Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

       The series intends to write covered call options on foreign currencies. A call option written on a foreign currency by the series is "covered" if the series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

       With respect to writing put options, at the time the put is written, the series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the series has purchased a closing put of the same series as the one previously written.

REPURCHASE AGREEMENTS
       Each series may, from time to time, enter into repurchase transactions. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized

(SAI-DGPF3/PART B)


loans by the purchaser to the seller secured by the securities transferred.
The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the series to invest temporarily available cash. The series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

       The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the Delaware Group funds jointly to invest cash balances. Each series of the fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
       Each series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

       It is the understanding of the series' respective investment manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met.
These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the series; 3) the series must be able to terminate the loan after notice, at any time; 4) the series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

       The major risk to which a series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a series will only enter into loan arrangements after a review of all pertinent facts by the series' respective investment manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the series' respective investment manager.

FOREIGN SECURITIES
       To the extent the series are authorized and intend to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectus, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between

(SAI-DGPF3/PART B)


various currencies. The investment policies of certain of the series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

       There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a series. Payment of such interest equalization tax, if imposed, would reduce such series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a series may make or enter into will be subject to the special currency rules described above.

FOREIGN CURRENCY TRANSACTIONS
       In connection with a series' investment in foreign securities, a series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

       Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A series will account for forward contracts by marking to market each day at daily exchange rates.

       When a series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that series' assets denominated in such foreign currency, the series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the series in an amount not less than the value of such series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines,

(SAI-DGPF3/PART B)


additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the series' commitments with respect to such contracts.

OPTIONS
       Each series may write call options and purchase put options on a covered basis only. Global Bond Series may also purchase call options. The series also may enter into closing transactions with respect to such options transactions. No series will engage in option transactions for speculative purposes.

       To the extent authorized to engage in option transactions, the series may invest in options that are Exchange listed and Global Bond Series may also invest in options that are traded over-the-counter. Equity/Income and Emerging Growth Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. The series will enter into an option position only if there appears to be a liquid market for such options.
However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a series' ability to effectively hedge its securities.

       A. COVERED CALL WRITING--A series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a series of writing covered calls is that the series receives a premium which is additional income. However, if the security rises in value, the series may not fully participate in the market appreciation.

       During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

       With respect to such options, the series may enter into closing purchase transactions. A closing purchase transaction is one in which the series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

       Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the series to write another call option on the underlying security with either a different exercise price or expiration date or both. The series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

       If a call option expires unexercised, the series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the series will realize a gain or

(SAI-DGPF3/PART B)


loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

       The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

       A series will write call options only on a covered basis, which means that the series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

       B. PURCHASING PUT OPTIONS--A series may invest up to 2% of its total assets in the purchase of put options. The series will, at all times during which it holds a put option, own the security covered by such option.

       A put option purchased by the series gives it the right to sell one of its securities for an agreed price up to an agreed date. The series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the series will lose the value of the premium paid. A series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

       The series may sell a put option purchased on individual portfolio securities. Additionally, the series may enter into closing sale transactions. A closing sale transaction is one in which a series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

       C. PURCHASING CALL OPTIONS--Global Bond Series may purchase call options to the extent that premiums paid by the series do not aggregate more than 2% of the series' total assets. When the series purchases a call option, in return for a premium paid by the series to the writer of the option, the series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

       The series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

       Although the series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular

(SAI-DGPF3/PART B)


option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the series may expire without any value to the series.

       D. OPTIONS ON STOCK INDICES--Emerging Growth and Global Bond Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

       Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

       As with stock options, Emerging Growth and Global Bond Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

       A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

       The series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the series' portfolio securities. Since the series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

       Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on

(SAI-DGPF3/PART B)


the series' ability to effectively hedge its securities. The series will enter into an option position only if there appears to be a liquid secondary market for such options.

       Emerging Growth and Global Bond Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

(SAI-DGPF3/PART B)


ACCOUNTING AND TAX ISSUES

       When a series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the series' assets and liabilities as an asset and as an equivalent liability.

       In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a series has written expires on its stipulated expiration date, a series recognizes a capital gain. If a series enters into a closing purchase transaction with respect to an option which a series has written, a series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a series has written is exercised, a series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The premium paid by a series for the purchase of a put option is recorded in the series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a series has purchased expires on the stipulated expiration date, a series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

       OPTIONS ON CERTAIN STOCK INDICES--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by Emerging Growth or Global Bond Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

       OTHER TAX REQUIREMENTS--Each series has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A series must meet several requirements to achieve or maintain its status as a regulated investment company. Among these requirements are that at least 90% of each series' investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of each series' assets consist of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of each series' gross income be derived from sales of securities held for less than three months.

       The requirement that not more than 30% of each series' gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict a series in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid

(SAI-DGPF3/PART B)


realizing a gain within the three-month period, a series may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. A series may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

       The straddle rules of Section 1092 may apply. Generally, the straddle rules provide that a loss on a position of a straddle may be recognized only to the extent it exceeds the unrecognized gain at year-end in other positions of the straddle. Losses which are deferred to the extent of unrecognized gains will be carried over to the succeeding taxable year subject to the same general limitations.

(SAI-DGPF3/PART B)


PERFORMANCE INFORMATION

       Contract owners and prospective investors will be interested in learning from time to time the current yield of Global Bond Series. Advertisements of performance of the underlying series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and realized securities profits distributions, dividends for Global Bond Series are declared monthly from net investment income. Yield will fluctuate as income earned fluctuates.

       From time to time, the fund may state each series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the series' average annual total rate of return over the most recent one-, five- and ten-year periods. Each series may also advertise aggregate and average total return information over additional periods of time.

       Each series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                       n
                                  P(1+T) = ERV

Where: P  =   a hypothetical initial purchase order of $1,000;

       T  =   average annual total return;

       n  =   number of years;

     ERV  =   redeemable value of the hypothetical $1,000 purchase at the end of the period.

       Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

       The performance of each series, other than Global Bond Series, as shown below, is the average annual total return quotations through December 31, 1996. Global Bond Series commenced operations May 2, 1996. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

(SAI-DGPF3/PART B)


                         AVERAGE ANNUAL TOTAL RETURN(1)


                           EQUITY/INCOME                              EMERGING GROWTH
                 1 year                                              1 year
                 ended                                               ended
                 12/31/96           20.72%                           12/31/96          11.00%


                 3 years                                             3 years
                 ended                                               ended
                 12/31/96           17.93%                           12/31/96          15.46%

                 5 years                                             Period
                 ended                                               12/27/93(2)
                 12/31/96           15.55%                           through
                                                                     12/31/96          16.14%
                 Period
                 7/28/88(2)
                 through
                 12/31/96           11.53%

(1) The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each series to limit operating expenses of the series to 0.80%. In the absence of such voluntary waiver, performance would have been affected negatively.
(2)      Date of initial public offering.


       Global Bond Series may also quote its current yield, calculated as described below, in advertisements and investor communications.

       The yield computation for Global Bond Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a -- b     6
                       YIELD = 2 [ (--------- +1)    --1]
                                       cd

Where:  a  =  dividends and interest earned during the period;

        b  =  expenses accrued for the period (net of reimbursements);

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

        d = the maximum offering price per share on the last day of the period.

(SAI-DGPF3/PART B)


       The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the series.

       Yield quotations are based on the offering price determined by the series' net asset value on the last day of the period and will fluctuate depending on the period covered.

       Investors should note that income earned and dividends paid by Global Bond Series will also vary depending upon fluctuations in interest rates and performance of the series' portfolio. The net asset value of the series may change. Global Bond Series invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The series' net asset value will tend to rise when interest rates fall. Conversely, the series' net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the series will vary from day to day and investors should consider the volatility of the series' net asset value as well as their yields before making a decision to invest.

COMPARATIVE INFORMATION
       From time to time, performance of each series in the fund may be compared to various industry indices.

       The fund may quote actual total return performance, dividend results and other performance information in advertising and other types of literature of those series that invest primarily in equity securities and may compare that information to, or may separately illustrate similar information reported by the Standard and Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices. The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, a series' portfolio may include common stocks considered by the respective investment manager to be more aggressive than those tracked by these indices.

       Each series' total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect the maximum sales charge paid, if any, for the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because security prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the series in the future.

       Each series may also state total return performance in the form of an average annual return. The average annual return figure will be computed by taking the sum of the particular series' annual return, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum sales charge paid, if any, on the illustrated investment amount against the first year's return.

       From time to time, the fund may quote actual total return and/or yield performance for the series in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

(SAI-DGPF3/PART B)


       Comparative information on the Consumer Price Index and representative mutual fund indices maintained by CDA Technologies, Inc. may also be used. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment. CDA Technologies, Inc. is a performance evaluation service that maintains a statistical database of performance, as reported by a diverse universe of independently-managed mutual funds.

       Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable series activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales in the fund. Any indices used are not managed for any investment goal.

       CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

       Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

       Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

       Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

       Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

       Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the series may invest and the assumptions that were used in calculating the blended performance will be described.

       Morgan Stanley Capital International is a statistical and research firm that maintains a statistical database of international securities. This firm also compiles and maintains a number of unmanaged indices of international securities. These indices are designed to measure the performance of the stock markets of the USA, Europe, Canada, Mexico, Australia and the Far East, and that of international industry groups.

(SAI-DGPF3/PART B)


       FT-Actuaries World Indices are jointly compiled by The Financial Times, Ltd.; Goldman, Sachs & Co.; and Wood Mackenzie & Co., Ltd. in conjunction with the Institute of Actuaries and the Faculty of Actuaries. Indices maintained by this group primarily focus on compiling statistical information on international financial markets and industry sectors, stock and bond issues and certain fundamental information about the companies issuing the securities. Statistical information on international currencies is also maintained.

       Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may be used in preparing comparative illustrations.

(SAI-DGPF3/PART B)


       The following table is an example, for purposes of illustration only, of cumulative total return performance for the each series through December 31, 1996. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods.

                           CUMULATIVE TOTAL RETURN(1)


     EQUITY/INCOME                  EMERGING GROWTH                 GLOBAL BOND
3 months                         3 months                        3 months
ended                            ended                           ended
12/31/96        7.81%            12/31/96       (2.09%)          12/31/96    4.75%

6 months                         6 months                        6 months
ended                            ended                           ended
12/31/96       12.67%            12/31/96       (3.96%)          12/31/96    9.92%

                                                                 Period
9 months                         9 months                        5/2/96(3)
ended                            ended                           through
12/31/96       14.90%            12/31/96        8.34%           12/31/96   11.79%

1 year                           1 year
ended                            ended
12/31/96       20.72%            12/31/96       11.00%

3 years                          3 years
ended                            ended
12/31/96       63.99%            12/31/96       53.91%

                                 Period
5 years                          12/27/93(2)
ended                            through
12/31/96      106.04%            12/31/96       56.99%

Period
7/28/88(2)
through
12/31/96      150.90%

(1) The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each series to limit operating expenses of the series to 0.80%. In the absence of such voluntary waiver, performance would have been affected negatively.

(2)      Date of initial public offering.

(3) Date of initial public offering; total return for this short of a time period may not be representative of longer term results.

(SAI-DGPF3/PART B)


       Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects the series', and other Delaware Group funds', investment disciplines employed in meeting their objectives.

DOLLAR-COST AVERAGING
       For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

       The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                 NUMBER
                          INVESTMENT         PRICE PER         OF SHARES
                            AMOUNT             SHARE            PURCHASED
              Month 1        $100              $10.00              10
              Month 2        $100              $12.50               8
              Month 3        $100               $5.00              20
              Month 4        $100              $10.00              10

              -----------------------------------------------------------
                             $400              $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)


         This example is for illustration purposes only. It is not intended to represent the actual performance of a series.

(SAI-DGPF3/PART B)


THE POWER OF COMPOUNDING
       As part of your VARIABLE ANNUITY contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding and the following charts illustrate just how powerful that can be.

COMPOUNDED RETURNS
       Results of various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:

                                6%               8%               10%              12%
                                RATE OF          RATE OF          RATE OF          RATE OF
                                RETURN           RETURN           RETURN           RETURN
                  1 Year        $10,617          $10,830          $11,047          $11,268
                  2 Years       $11,272          $11,729          $12,204          $12,697
                  3 Years       $11,967          $12,702          $13,482          $14,308
                  4 Years       $12,705          $13,757          $14,894          $16,122
                  5 Years       $13,488          $14,898          $16,453          $18,167
                  6 Years       $14,320          $16,135          $18,176          $20,471
                  7 Years       $15,203          $17,474          $20,079          $23,067
                  8 Years       $16,141          $18,924          $22,182          $25,993
                  9 Years       $17,137          $20,495          $24,504          $29,290
                 10 Years       $18,194          $22,196          $27,070          $33,004

       Results of various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:

                                6%               8%               10%              12%
                                RATE OF          RATE OF          RATE OF          RATE OF
                                RETURN           RETURN           RETURN           RETURN
                1 Year          $10,614          $10,824          $11,038          $11,255
                2 Years         $11,265          $11,717          $12,184          $12,668
                3 Years         $11,956          $12,682          $13,449          $14,258
                4 Years         $12,690          $13,728          $14,845          $16,047
                5 Years         $13,468          $14,859          $16,386          $18,061
                6 Years         $14,295          $16,084          $18,087          $20,328
                7 Years         $15,172          $17,410          $19,965          $22,879
                8 Years         $16,103          $18,845          $22,038          $25,751
                9 Years         $17,091          $20,399          $24,326          $28,983
               10 Years         $18,140          $22,080          $26,851          $32,620

       These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the series.

(SAI-DGPF3/PART B)


TRADING PRACTICES AND BROKERAGE

       The fund or, in the case of Global Bond Series, Delaware International, selects banks, brokers or dealers to execute transactions on behalf of the series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department or, in the case of Global Bond Series, Delaware International, as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

       During the fiscal years ended December 31, 1994, 1995 and 1996 the aggregate dollar amounts of brokerage commissions were paid by the series noted below:

                                          1994               1995                  1996
                                          ----               ----                  ----
Equity/Income Series                     $217,957           $255,600              $302,434
Emerging Growth Series                     $4,127            $18,776               $80,172

         The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended December 31, 1996, portfolio transactions of the series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

                                            Portfolio                Brokerage
                                           Transactions             Commissions
                                             Amounts                  Amounts
Equity/Income Series                        $58,489,274               $76,723
Emerging Growth Series                       $8,190,096               $23,697

         As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to

(SAI-DGPF3/PART B)


broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in Delaware Group of funds, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute series portfolio transactions.

PORTFOLIO TURNOVER
         The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each series. Given the respective series' investment objectives, the fund anticipates that the annual rates of portfolio turnover will not generally exceed 100% for Equity/Income and Global Bond Series, and may exceed 100% for Emerging Growth Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The degree of portfolio activity may affect brokerage costs incurred by each series. A turnover rate of 100% would occur, for example, if all the investments in a series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a series may hold securities for any period of

(SAI-DGPF3/PART B)


time. Portfolio turnover will also be increased if a series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of series' shares.

         The portfolio turnover rates for Equity/Income and Emerging Growth Series for the fiscal years ended December 31, 1995 and 1996 were as follows:
Equity/Income Series -- 85% and 81%, respectively; and Emerging Growth Series -- 76% and 112%, respectively. The annualized portfolio turnover rate for Global Bond Series for the period May 2, 1996 (date of initial public offering) through December 31, 1996 was 56%.

(SAI-DGPF3/PART B)


OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in Securities and Exchange Commission requirements or the fund's change in time of closing, the fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the series' financial statements which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a series' portfolio, deducting any liabilities of that series and dividing by the number of that series' shares outstanding. Expenses and fees are accrued daily. The Prospectus describes how securities are valued.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a series of securities owned by it is not reasonably practical, or it is not reasonably practical for a series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

(SAI-DGPF3/PART B)


DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for Global Bond Series are declared and paid monthly on the last business day of every month.

         For Equity/Income Series, the fund will make payments from the series' net investment income quarterly.

         For Emerging Growth Series, the fund will make payments from the series' net investment income and net realized securities profits, if any, twice a year.

         Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year.

         All dividends and distributions are automatically reinvested.

(SAI-DGPF3/PART B)


TAXES

         Each series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the fund will not be subject to federal income tax to the extent its earnings are distributed.

         Each series of the fund is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is each series' policy to pay out substantially all net investment income and net realized gains to relieve the fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

         Each series has no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, each series intends to offset realized securities profits to the extent of the capital losses carried forward.

(SAI-DGPF3/PART B)


INVESTMENT MANAGEMENT AGREEMENTS

         Delaware Management Company, Inc. ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Equity/Income and Emerging Growth Series. Delaware International Advisers Ltd. ("Delaware International"), located at Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ, furnishes investment management services to Global Bond Series. Such services are provided subject to the supervision and direction of the fund's Board of Directors. Delaware International is affiliated with Delaware Management.

          Delaware Management and its predecessors have been managing the funds in the Delaware Group since 1938. On December 31, 1996, Delaware Management and its affiliates within the Delaware Group, including Delaware International, were managing in the aggregate more than $31 billion in assets in the various institutional or separately managed (approximately $20,047,798,000) and investment company (approximately $11,881,459,000) accounts.

         The Investment Management Agreements for each series, except Global Bond Series, are dated April 3, 1995 and were approved by shareholders on March 29, 1995 and will remain in effect for an initial period of two years. The Investment Management Agreement for Global Bond Series is dated May 1, 1996 and was approved by the initial shareholder on May 1, 1996 and will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of the fund or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         The annual compensation paid by Emerging Growth and Global Bond Series is equal to 0.75% of its average daily net assets and by Equity/Income Series is equal to 0.60% of average daily net assets, less, in the case of Equity/Income Series, the series' proportionate share of all directors' fees paid to the unaffiliated directors of the fund.

         On December 31, 1996, the total net assets of Equity/Income Series were $166,646,577, of Emerging Growth Series were $56,423,493 and of Global Bond Series were $9,470,818.

         The respective investment manager makes all investment decisions for the series to which it provides investment management services. In addition, Delaware Management pays the salaries of all directors, officers and employees who are affiliated with both it and the fund.

(SAI-DGPF3/PART B)


         Investment management fees were incurred with respect to the series noted below for the last three fiscal years.

SERIES                            DECEMBER 31, 1996          DECEMBER 31, 1995             DECEMBER 31, 1994
------                            -----------------          -----------------             -----------------
Equity/Income Series              $765,301 paid              $528,481 paid                 $422,361 paid

Emerging Growth Series            $247,520 earned            $92,985 earned                $25,229 earned
                                  $205,501 paid              $72,359 paid                  $2,545 paid
                                  $42,019 waived             $20,626 waived                $22,684 waived

Global Bond Series*               $26,503 earned             N/A                           N/A
                                  $12,597 paid
                                  $13,906 waived

*Commenced operations on May 2, 1996.

        Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each series is responsible for all of its own expenses. Among others, these include the series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. The ratios of expenses to average daily net assets for Equity/Income and Emerging Growth Series for the year ended December 31, 1996 were 0.67% and 0.80%, respectively. The expense ratio of Emerging Growth Series reflect the waiver of fees described below. The ratio of expenses to average daily net assets for Global Bond Series is expected to equal 0.80%, reflecting the waiver of fees described below.

        In connection with Equity/Income Series, Delaware Management elected voluntarily to waive its fee and reimburse this series to the extent the series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets for the period from July 1, 1992 through June 30, 1993. This waiver has been extended through June 30, 1997. In connection with Emerging Growth Series, Delaware Management has elected voluntarily to waive its fee and reimburse the series for the period from the commencement of the series' operations through June 30, 1994 to the extent that the series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets. This waiver has been extended through June 30, 1997. Similarly, Delaware International has voluntarily elected to waive its fee and reimburse Global Bond Series to the extent the series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses exceed 0.80% for the period from the commencement of the series' operations through June 30, 1996. This waiver has been extended through June 30, 1997.

DISTRIBUTION AND SERVICE
        Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the fund's national distributor under Distribution Agreements dated as of April 3, 1995 for Equity/Income and Emerging Growth Series. Global Bond Series' Distribution Agreement is dated as of May 1, 1996. The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Equity/Income and Emerging Growth Series'

(SAI-DGPF3/PART B)


shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

        Delaware Service Company, Inc., another affiliate of Delaware Management and Delaware International, is the fund's shareholder servicing, dividend disbursing and transfer agent for the series pursuant to the Amended and Restated Shareholders Services Agreement dated May 1, 1997. The Transfer Agent also provides accounting services to the series pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc. is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

(SAI-DGPF3/PART B)


OFFICERS AND DIRECTORS

        The business and affairs of the fund are managed under the direction of its Board of Directors.

        Certain officers and directors of the fund hold identical positions in each of the other funds in the Delaware Group.

        DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between the fund on behalf of Equity/Income Series and Emerging Growth Series and Delaware Management were executed following shareholder approval. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National.
Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

        Directors and principal officers of the fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.


*WAYNE A. STORK (59)
         Chairman, President, Chief Executive Officer, Director and/or Trustee of the fund, 32 other investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Chairman and Director of  Delaware Distributors, Inc. and Delaware
                 Capital Management, Inc.
         Chairman, President, Chief Executive Officer, Chief Investment Officer
                 and Director of Delaware Management Company, Inc.
         Chairman, Chief Executive Officer and Director of Delaware
                 International Advisers Ltd.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                 Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.





_____________________________
*Director affiliated with the fund's investment manager and considered an "interested person" as defined in the 1940 Act.

(SAI-DGPF3/PART B)


RICHARD G. UNRUH, JR. (57)
         Executive Vice President of the fund and each of the other 32 investment companies in the Delaware Group.
         Executive Vice President and Director of Delaware Management Company,
                 Inc.
         Senior Vice President of Delaware Management Holdings, Inc. and
                 Delaware Capital Management, Inc.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

PAUL E. SUCKOW (49)
         Executive Vice President/Chief Investment Officer, Fixed Income of the fund, each of the other 32 investment companies in the Delaware Group and Delaware Management Company, Inc.
         Executive Vice President/Chief Investment Officer, Fixed Income and
                 Director of Founders Holdings, Inc.
         Senior Vice President/Chief Investment Officer, Fixed Income of
                 Delaware Management Holdings, Inc.
         Senior Vice President of Delaware Capital Management, Inc.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to the Delaware Group in 1993, Mr. Suckow was
                 Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed- income portfolio manager for the Delaware Group.

WALTER P. BABICH (69)
         Director and/or Trustee of the fund and each of the other 32 investment companies in the Delaware Group.
         460 North Gulph Road, King of Prussia, PA  19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

ANTHONY D. KNERR (58)
         Director and/or Trustee of the fund and each of the other 32 investment companies in the Delaware Group.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                 Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

ANN R. LEVEN (56)
         Director and/or Trustee of the fund and each of the other 32 investment companies in the Delaware Group.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

(SAI-DGPF3/PART B)


THOMAS F. MADISON (61)
         Director and/or Trustee of the fund and 32 other investment companies in the Delaware Group.
         President and CEO, MLM Partners, Inc.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.
         Mr. Madison has also been Chairman of the Board of Communications
                 Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

* JEFFREY J. NICK (44)
         Director and/or Trustee of the fund and 32 other investment companies in the Delaware Group.
         President, Chief Executive Officer and Director of Lincoln National
                 Investment Companies, Inc. From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

W. THACHER LONGSTRETH (76)
         Director and/or Trustee of the fund and each of the other 32 investment companies in the Delaware Group.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

CHARLES E. PECK (71)
         Director and/or Trustee of the fund and each of the other 32 investment companies in the Delaware Group.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group, Inc., Columbia, MD.





_____________________________
*Director affiliated with the fund's investment manager and considered an "interested person" as defined in the 1940 Act.

(SAI-DGPF3/PART B)


DAVID K. DOWNES (57)
         Executive Vice President/Chief Operating Officer/Chief Financial
                 Officer of the fund, each of the other 32 investment companies in the Delaware Group
         Executive Vice President, Chief Operating Officer and Chief Financial Officer of Delaware Management Company, Inc.
         Chairman and Director of Delaware Management Trust Company.
         Chairman and Director of Delaware Investment & Retirement Services,
                 Inc.
         Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware Management Holdings, Inc.
         Executive Vice President/Chief Operating Officer/Chief Financial
                 Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.
         President/Chief Executive Officer/Chief Financial Officer and Director
                 of Delaware Service Company, Inc.
         Executive Vice President/Chief Operating Officer/Chief Financial
                 Officer and Director of Delaware International Holdings Ltd. Executive Vice President/Chief Financial Officer/Chief Operating
                 Officer of Delaware Capital Management, Inc.
         Senior Vice President/Chief Administrative Officer/ Chief Financial
                 Officer of Delaware Distributors, L.P.
         Director of Delaware International Advisers Ltd.
         Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

GEORGE M. CHAMBERLAIN, JR. (50)
         Senior Vice President and Secretary of the fund, each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Secretary and Director of Delaware
                 Management Trust Company.
         Senior Vice President, Secretary and Director of DMH Corp., Delaware
         Management Company, Inc.,   Delaware Distributors, Inc., Delaware
         Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc. Secretary and Director of Delaware International Holdings Ltd. Director of Delaware International Advisers Ltd.
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

GERALD S. FREY (51)
         Vice President/Senior Portfolio Manager of the fund, of eight other investment companies in the Delaware Group and of Delaware Management Company, Inc.
         Before joining the Delaware Group in 1996, Mr. Frey was a Senior
                 Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

JOHN B. FIELDS (51)
         Vice President/Senior Portfolio Manager of the fund, of seven other equity investment companies in the Delaware Group, Delaware Management Company, Inc. and Delaware Capital Management, Inc.
         Before joining the Delaware Group in 1992, Mr. Fields served as a director of domestic equity risk management for DuPont, Wilmington, DE.

(SAI-DGPF3/PART B)


JOSEPH H. HASTINGS (47)
         Vice President/Corporate Controller of the fund, each of the other 32 investment companies in the Delaware Group, Delaware Management Company, Inc., Delaware Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                 Management Trust Company.
         Chief Financial Officer/Treasurer of Delaware Investment & Retirement
                 Services, Inc.
         Assistant Treasurer of Founders CBO Corporation.  1818 Market Street,
                 Philadelphia, PA  19103.
         Before joining the Delaware Group in 1992, Mr. Hastings was Chief
                 Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

MICHAEL P. BISHOF (34)
         Vice President/Treasurer of the fund, each of the other 32 investment companies in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware Service Company, Inc. and Founders Holdings, Inc.
         Vice President/Manager of Investment Accounting of Delaware
                 International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining the Delaware Group in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

(SAI-DGPF3/PART B)


         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the fund and the total compensation received from all Delaware Group funds for the year ended December 31, 1996 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of December 31, 1996.

                                                 PENSION OR
                                                 RETIREMENT            ESTIMATED            TOTAL
                                                  BENEFITS              ANNUAL           COMPENSATION
                              AGGREGATE            ACCRUED             BENEFITS          FROM ALL 18
                            COMPENSATION         AS PART OF              UPON              DELAWARE
NAME                         FROM FUND          FUND EXPENSES         RETIREMENT*        GROUP FUNDS
W. Thacher Longstreth          $2,150               None                $30,000             $43,948
Ann R. Leven                   $2,514               None                $30,000             $52,033
Walter P. Babich               $2,475               None                $30,000             $51,075
Anthony D. Knerr               $2,475               None                $30,000             $51,075
Charles E. Peck                $2,317               None                $30,000             $47,243


* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

(SAI-DGPF3/PART B)


GENERAL INFORMATION

         Delaware Management is the investment manager for Equity/Income and Emerging Growth Series. Delaware International is the investment manager for Global Bond Series. Delaware Management or its affiliate, Delaware International, manages the other funds in the Delaware Group. Delaware Management, through a separate division, also manages private investment accounts. While investment decisions for each series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the series.

         Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         Delaware Distributors, L.P. acts as national distributor for the fund and for the other mutual funds in the Delaware Group.

         In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the fund and for the other mutual funds in the Delaware Group. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the series. Those services include performing all functions related to calculating each series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the fund to delete the words "Delaware Group" from the fund's name.

         The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act, has been passed upon for the fund by Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania.

(SAI-DGPF3/PART B)


         The initial public offering date for Equity/Income Series was July 28, 1988. Emerging Growth Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996.

CAPITALIZATION
         The fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to each series. While all shares have equal voting rights on matters affecting the entire fund, each series would vote separately on any matter which affects only that series, such as investment objective and policy or action to dissolve the series, and as otherwise prescribed by the 1940 Act. Shares of each series have a priority in that series' assets, and in gains on and income from the portfolio of that series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

NONCUMULATIVE VOTING
         SERIES SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

(SAI-DGPF3/PART B)


APPENDIX A--DESCRIPTION OF RATINGS

COMMERCIAL PAPER
         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.
         Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: CATEGORY 1--TOP GRADE: Duff 1-Plus--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
Duff 1-Minus--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. CATEGORY 2-- GOOD GRADE: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
         Excerpts from Fitch Investors Service, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2--Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

BONDS
         Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B-- generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high

(SAI-DGPF3/PART B)


grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

(SAI-DGPF3/PART B)


APPENDIX B

THE COMPANY LIFE CYCLE
         Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.

         1. EMERGING GROWTH--a period of experimentation in which the company builds awareness of a new product or firm.

         2. ACCELERATED DEVELOPMENT--a period of rapid growth with potentially high profitability and acceptance of the product.

         3. MATURING PHASE--a period of diminished real growth due to dependence on replacement or sustained product demand.

         4. CYCLICAL STAGE--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                       HYPOTHETICAL CORPORATE LIFE CYCLE

         Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.





         The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

(SAI-DGPF3/PART B)


FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditor for each series of the fund and, in its capacity as such, audits the financial statements of each series contained in the fund's Annual Report. The series' Statements of Net Assets, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditor, for the year ended December 31, 1996 are included in the fund's Annual report to shareholders. The financial statements and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual report into this Part B.

(SAI-DGPF3/PART B)


                                                       -------------------------

                                                       DELAWARE GROUP

                                                       -------------------------

                                                       PREMIUM FUND, INC.

                                                       -------------------------



INVESTMENT MANAGERS
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
Delaware International Advisers Ltd.
Veritas House
125 Finsbury Pavement
London, England  EC2A 1NQ

NATIONAL DISTRIBUTOR                                   PART B
Delaware Distributors, L.P.
1818 Market Street                                     STATEMENT OF
Philadelphia, PA  19103                                ADDITIONAL INFORMATION

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING, ACCOUNTING                        MAY 1, 1997
SERVICES AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245                                                     DELAWARE
                                                                        GROUP
                                                                        --------